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                                                                   EXHIBIT 23(b)


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Mohawk Industries, Inc.:

We consent to the use of our reports included herein and incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



/s/ KPMG LLP
    ----------------

Atlanta, Georgia
April 23, 1999